UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 3, 2025

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Frank W. Burr Blvd.
Teaneck, New Jersey 07666
(Address of Principal Executive Offices including Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CTSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Cognizant Technology Solutions Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on Tuesday, June 3, 2025. At the close of business on April 7, 2025, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 492,939,296 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 442,088,256 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 89.68% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 18, 2025.

At the Annual Meeting, all of the directors were re-elected, Proposals 2 and 3 were approved and Proposal 4 was not approved.

Proposal 1. Election of 13 Directors

The vote with respect to the election of directors was as follows:

	For	Against	Abstain	Broker Non-Votes
Zein Abdalla	392,235,366	21,464,808	158,676	28,229,406
Vinita Bali	402,120,088	11,360,531	378,231	28,229,406
Eric Branderiz	412,453,746	1,246,396	158,708	28,229,406
Archana Deskus	412,484,084	1,203,960	170,806	28,229,406
John M. Dineen	413,418,023	286,820	154,007	28,229,406
Ravi Kumar S	413,469,875	230,022	158,953	28,229,406
Leo S. Mackay, Jr.	366,326,496	47,168,479	363,875	28,229,406
Michael Patsalos-Fox	403,811,159	9,895,072	152,619	28,229,406
Stephen J. Rohleder	405,170,272	8,534,410	154,168	28,229,406
Abraham Schot	401,580,773	12,118,788	159,289	28,229,406
Karima Silvent	412,608,929	1,078,786	171,135	28,229,406
Joseph M. Velli	412,494,002	1,206,540	158,308	28,229,406
Sandra S. Wijnberg	397,596,322	16,110,284	152,244	28,229,406

Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)

The advisory vote on the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
387,689,081	25,306,878	862,891	28,229,406

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was as follows:

For	Against	Abstain	Broker Non-Votes
405,760,380	36,103,761	224,115	-

Proposal 4. Shareholder Proposal Regarding Support for Special Shareholder Meeting Improvement

The vote with respect to the shareholder proposal regarding the shareholders’ right to call special meetings, was as follows:

For	Against	Abstain	Broker Non-Votes
38,416,206	375,161,700	280,944	28,229,406

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ John Kim
Name:	John Kim
Title:	Chief Legal Officer, Chief Administrative Officer and Corporate Secretary

Date: June 6, 2025